FINAL

[Translation]

Filing Document:	EXTRAORDINARY REPORT

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	July 16, 2024

Name of the Fund:	PUTNAM DIVERSIFIED INCOME TRUST

Name of the Registrant Issuer:	PUTNAM DIVERSIFIED INCOME TRUST

Name of Representative:	Jonathan S. Horwitz
Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	100 Federal Street
Boston, Massachusetts 02110
U. S. A.

Name and Title of Reporting Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this

Extraordinary Report is available

for Public Inspection:	Not applicable.

I.	REASON FOR FILING THIS EXTRAORDINARY REPORT:

As there was a change in a major related party of Putnam Diversified Income Trust (the "Fund"), the Fund hereby submits this Extraordinary Report pursuant to Article 24-5, Paragraph 4 of the Financial Instruments and Exchange Law and Article 29, Paragraph 2, Sub-paragraph 2 of the Cabinet Ordinance Concerning Disclosure of Contents, etc. of Specified Securities.

II.       Contents of Changes

The Investment Management Company has changed as follows.

1.	Relevant Parties
(1)	The New Investment Management Company :

Name, Capital Amount and Outline of Business Relationship with the Fund:

(A) Name:

Franklin Advisers, Inc. (“FAV”)

(B) Amount of Capital:

Amount of Paid-in capital as of the end of March 2024 is USD 145,415,216 (Note 1) (approximately JPY 22.8 billion) (unaudited).

Note 1: Fully-paid common stock.

Note 2: USD amounts are translated into Japanese Yen at the rate of USD l.00 = JPY 156.74, the mean of the exchange rate quotations by MUFG Bank, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on May 31, 2024. Same applies hereafter.

(C) Outline of Business Relationship with the Fund:

FAV acts as investment manager of the Fund.

(2)	The Former Investment Management Company :

Name, Capital Amount and Outline of Business Relationship with the Fund:

(A) Name:

Putnam Investment Management, LLC (“PIM”)

(B) Amount of Capital:

Amount of Member’s equity as of the end of December 2023 is USD 23,511,092 (Note) (approximately JPY 3.7 billion) (Unaudited).

Note:	Consists of all component of equity and Parent Company relationship.

(C) Outline of Business Relationship with the Fund:

PIM acted as investment manager of the Fund.

2.	Reason and Date of Change
(1)	Reason of Change:

The reason for the change is due to a reorganization that is intended to facilitate continuing integration of the PIM and FAV investment teams following the acquisition of the Putnam entities on January 1, 2024, by a subsidiary of Franklin Resources, Inc. (doing business as Franklin Templeton).

(2)	Date of Change:

July 15, 2024